UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2017

Hickok Incorporated

(Exact Name of Registrant as Specified in Charter)

Ohio	0-147	34-0288470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10514 Dupont Avenue Cleveland, Ohio	44108
(Address of Principal Executive Offices)	(Zip Code)

(216) 541-8060

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

Amendment No. 6 to Convertible Loan Agreement. On December 29, 2017, Hickok Incorporated (the “Company”) and Roundball LLC, an Ohio limited liability company (“Roundball”), entered into Amendment No. 6 (“Amendment No. 6 to the Convertible Loan Agreement”) to Convertible Loan Agreement, which modifies that certain Convertible Loan Agreement (the “Convertible Loan Agreement”), dated December 30, 2011, between the Company, Roundball, the Aplin Family, and, solely with respect to Section 3 thereof, Robert L. Bauman.

Under the terms of the original Convertible Loan Agreement, Roundball was provided with the right, exercisable at its option, to cause the Company to borrow up to $466,879.88 from Roundball (the “Roundball Option”). Amendment No. 1 to the Convertible Loan Agreement provided the Company with the right to cause Roundball to lend up to $250,000 to it, less any amounts outstanding under the Roundball Option (the “Borrower Option”), under a convertible note issued by the Company to Roundball (the “Borrower Option Note”) on the terms and conditions applicable to any borrowings that may be made under the terms of the Convertible Loan Agreement pursuant to Roundball’s exercise of the Roundball Option. The Roundball Option and the Borrower Option were set to expire on December 30, 2017 pursuant to Amendment No. 5 to the Convertible Loan Agreement.

The description of the Convertible Loan Agreement, including Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4 and Amendment No. 5 thereto, set forth in the Company’s Reports on Form 8-K dated December 30, 2011, December 30, 2012, December 30, 2013, December 31, 2014, December 30, 2015, and December 27, 2016, respectively, are incorporated herein by reference.

Amendment No. 6 to the Convertible Loan Agreement amends the existing Convertible Loan Agreement to, among other things, (i) extend the term of the Roundball Option until December 30, 2018, (ii) extend the term of the Borrower Option until December 30, 2018, and (iii) modify the terms of the Lender Conversion Option (as defined in the Convertible Loan Agreement) so as to reflect the extensions described in items (i) and (ii), above. The maturity date for any convertible notes issued pursuant to the Convertible Loan Agreement, as amended to date, is December 30, 2018.

Amendment No. 3 to Warrant Agreement. On December 29, 2017, in partial consideration of the execution of Amendment No. 6, the Company and Roundball entered into Amendment No. 3 to Warrant Agreement (“Amendment No. 3 to the Warrant Agreement”), which modifies that certain Warrant Agreement (the “Warrant Agreement”), dated December 30, 2012, whereby the Company issued a warrant to Roundball to purchase, at its option, up to 100,000 shares of Class A Common Stock of the Company at an exercise price of $2.50 per Class A Common Share, subject to certain anti-dilution and other adjustments set forth therein. Amendment No. 3 to the Warrant Agreement amends the Warrant Agreement by extending the expiration date for exercising warrants issued by the Company to Roundball thereunder from December 30, 2017 to December 30, 2018.

The description of the Warrant Agreement, including Amendment No. 1 and Amendment No. 2 thereto, set forth in the Company’s Report on Form 8-K dated December 30, 2015 and December 27, 2016, respectively, are hereby incorporated herein by reference.

Roundball is an affiliate of Steven Rosen and Matthew Crawford, who are directors of the Company. The foregoing description of Amendment No. 6 to the Convertible Loan Agreement and Amendment No. 3 to the Warrant Agreement are qualified in their entirety by reference to the copies thereof which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated by reference in this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

As described in Item 1.01 hereof, the Company (i) extended the maturity dates of the Roundball Option and Borrower Option under the Convertible Loan Agreement to December 30, 2017, and (ii) extended the expiration date of the warrants issued to Roundball under the Warrant Agreement to December 30, 2017 (collectively, the “Offering”). If the Roundball Option and Borrower Option are exercised by Roundball and the Company, respectively, in their full respective amounts, then 326,489 conversion shares of the Company may be issued in exchange for $466,879.88 of indebtedness under such options. If all the warrants issued to Roundball under the Warrant Agreement are exercised, then a maximum of 100,000 Class A Common Shares of the Company will be issued in the amount of $250,000.

The securities issued by the Company under the Offering are exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). This exemption was relied upon due to the fact that the transactions contemplated by the Offering does not involve a public offering. The terms of the Warrant Agreement, as amended to date, and the description of Roundball’s conversion rights arising under Amendment No. 6 to the Convertible Loan Agreement, each of which is set forth in Item 1.01 hereof, are hereby incorporated by reference in this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Amendment No. 6 to Convertible Loan Agreement, dated December 29, 2017, among the Company and Roundball.

10.2	Amendment No. 3 to Warrant Agreement, dated December 29, 2017, among the Company and Roundball.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HICKOK INCORPORATED

Date: January 4, 2018	/s/ Brian E. Powers
Name: Brian E. Powers
Its: Chairman, President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description of Exhibit

10.1	Amendment No. 6 to Convertible Loan Agreement, dated December 29, 2017, between the Company and Roundball.

10.2	Amendment No. 3 to Warrant Agreement, dated December 29, 2017, between the Company and Roundball.

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